UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(D) of the
                         Securities Exchange Act Of 1934

       Date of Report (Date of earliest event reported): December 17, 2002

                          ALLIANCE FINANCIAL COPORATION
             (Exact name of registrant as specified in its charter)

          New York                     0-15366                    16-1276885
(State or Other Jurisdiction       (Commission File            (I.R.S. Employer
      of Incorporation)                Number)               Identification No.)

 120 Madison Street, Syracuse, New York                             13202
(Address of Principal Executive Offices)                          (Zip code)

                                 (315) 475-4478
              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

      On December 17, 2003, Alliance Financial Corporation, a New York corporation (the "Registrant"), issued a press release to announce that its Board of Directors authorized the Registrant to repurchase up to an aggregate of 100,000 shares of its common stock, par value $1.00 per share. The full text of such press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         Exhibit No.            Description
         -----------            -----------
            99.1                Press Release, dated December 20, 2002, of the
                                Registrant

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ALLIANCE FINANCIAL CORPORATION

Date: December 26, 2002                     By: /s/ Jack H. Webb
                                               ---------------------------------
                                               Name:  Jack H. Webb
                                               Title: Chairman, President & CEO